Property, plant and equipment, net (Tables)	12 Months Ended
Sep. 30, 2019
Property, plant and equipment, net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation

	September 30,	September 30,
	2019	2018

Office equipment	$42,887	$39,755
Vehicles	65,741	68,307
Machinery and equipment	97,454	98,414
Leasehold improvements	155,746	117,645
Subtotal	361,828	324,121
Accumulated depreciation	(222,360)	(187,758)
Total	$139,468	$136,363